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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      Leisure Time Casinos & Resorts, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                                                 34-1763271
--------------------------                                   -------------------
(State of incorporation or                                    (I.R.S. Employer
      organization)                                          Identification No.)


4258 Communications Drive
   Norcross, Georgia                                               30093
-------------------------                                        ----------
 (Address of principal                                           (Zip Code)
  executive offices)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

     Securities Act registration statement file number to which this form relates: 333-77737

     Securities to be registered pursuant to Section 12(g) of the Act:

                          $.001 Par Value Common Stock
                          ----------------------------
                                (Title of Class)





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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     The description of the Registrant's securities is incorporated by reference to Registrant's Registration Statement Number 333-77737.

Item 2. Exhibits

     The following Exhibits are incorporated by reference to the exhibits specified below that were filed as exhibits to Registration Statement Number 333-77737.


              EXHIBIT NUMBER TO
            REGISTRATION STATEMENT
                NO. 333-77737             DESCRIPTION
            ----------------------        -----------
                     3.0                  Articles of Incorporation filed on February 4, 1993.

                     3.1                  Articles of Amendment to the Articles of Incorporation filed on April 3,
                                          1992.

                     3.2                  Articles of Amendment to the Articles of Incorporation filed on May 12,
                                          1999.

                     3.3                  Bylaws adopted May 12, 1999.



                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

         Dated:  August 3, 1999             LEISURE TIME CASINOS & RESORTS, INC.
                                                     a Colorado corporation



                                            By: /s/ Alan N. Johnson
                                               ---------------------------------
                                                Alan N. Johnson, President



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